SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 13, 2003 (January 9, 2003)
Date of Report (Date of earliest event reported)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612
(Address of principal executive offices)

(785) 575-6300
(Registrant’s telephone number, including area code)

WESTAR ENERGY, INC.

Item 5.  Other Events

On December 23, 2002, the Kansas Corporation Commission (KCC) issued an order (Order) modifying an order issued November 8, 2002 addressing our financial plan. The Order was attached as an exhibit to our Form 8-K filed December 27, 2002. On January 10, 2003, we filed with the KCC a petition for specific reconsideration of the Order, a copy of which is attached hereto as Exhibit 99.1. The petition for reconsideration describes certain of the potential adverse effects of the Order on us.

On January 9, 2003, our board of directors authorized management to explore strategic alternatives for divesting our investment in Protection One, Inc. with a view to maximizing the value received by us. We expect to work closely with Protection One, Inc. management to identify alternatives that are in the best interest of all of Protection One, Inc.’s shareholders.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

Exhibit 99.1	–	Petition for Specific Reconsideration dated January 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc

Date:	January 13, 2003	By	/s/ Larry D. Irick
Larry D. Irick, Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Petition for Specific Reconsideration dated January 10, 2003